UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 7, 2007

Wright Express Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32426	01-526993
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

97 Darling Avenue, South Portland, Maine		04106
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(207) 773-8171

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Authorization of Wright Express Corporation 2010 Equity Grant

On September 7, 2007, the Compensation Committee of the Wright Express Corporation Board of Directors approved grants of equity securities under the Wright Express Corporation 2005 Equity and Incentive Plan to the Company’s named executive officers, among others, in the form of performance-based restricted stock units ("PSUs").

Under the terms of the grant, the number of PSUs that will be converted to shares of stock in 2011 is subject to the attainment of specified levels of adjusted net income margin and revenue goals in 2010. At this time, the Company does not expect to incur any compensation-related charges in connection with these grants in 2007.

The following lists the number of PSUs (at threshold and target performance) granted to each of the Company’s named executive officers. The maximum number of PSUs that can vest is the target amount listed below.

MICHAEL DUBYAK
Target PSUs 21,156
Threshold PSUs 10,578

DAVID MAXSIMIC
Target PSUs 9,167
Threshold PSUs 4,583

MELISSA SMITH
Target PSUs 7,757
Threshold PSUs 3,878

TOD DEMETER
Target PSUs 7,052
Threshold PSUs 3,526

This Form 8-K contains forward-looking statements, including statements regarding Wright Express Corporation’s expectation not to incur any compensation-related charges in 2007 in connection with the 2010 equity grant. This forward-looking statement includes a number of risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include: volatility in fuel prices; 2007 fueling patterns; the effect of the Company’s fuel-price-related derivative instruments; effects of competition; the potential acquisition of key strategic relationships; demand for fuel and other vehicle products and services and the effects of general economic conditions on the commercial activity of fleets; potential corporate transactions including alliances, mergers, acquisitions and divestitures; the profitability and integration of TelaPoint, Inc.’s operations; changes in interest rates and the other risks and uncertainties included from time to time in the Company’s filings with the Securities and Exchange Commission, including the annual report on Form 10-K filed on February 28, 2007, and the Company’s other periodic and current reports. Wright Express Corporation undertakes no obligation to update these forward-looking statements at any future date or dates.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wright Express Corporation

September 13, 2007	By:	/s/ Melissa Smith

Name: Melissa Smith
Title: Senior Vice President, Finance and Chief Financial Officer